Exhibit 99.2

April 4, 2022

NOTICE OF REDEMPTION OF ALL OUTSTANDING

WARRANTS (CUSIP 05601U113)

Dear Warrant Holder,

BRC Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on May 4, 2022 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were originally issued under the Warrant Agreement, dated as of February 25, 2021 (the “Warrant Agreement”), by and between SilverBox Engaged Merger Corp I (“SilverBox”) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and further assumed by the Company on February 9, 2022, as part of the units sold in SilverBox’s initial public offering (the “IPO”) (such warrants, the “Public Warrants”) or in a private placement simultaneously with the IPO (such warrants, the “Private Warrants” which, together with the Public Warrants, constitute the Warrants), as applicable, in each case for a redemption price of $0.10 per Warrant (the “Redemption Price”).

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Warrants at the Redemption Price provided that the closing price of the Class A Common Stock for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which the Company sends a notice of the redemption to the registered holders of the outstanding Warrants (the “Reference Value”) equals or exceeds $10.00 per share, and if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants. At the direction of the Company, the Warrant Agent is delivering this notice of redemption (this “Redemption Notice”) to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised on a cashless basis by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to acquire fully paid and non-assessable shares of Class A Common Stock underlying such Warrants. Payment upon exercise of the Warrants will be made on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price of the Class A Common Stock for the ten (10) trading days immediately following the date on which the Redemption Notice is sent to the registered holders of the outstanding Warrants (the “Redemption Fair Market Value”). The Company will provide holders notice of the Redemption Fair Market Value no later than one (1) business day after such ten (10) trading day period ends. In no event will the number of shares of Class A Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Class A Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Warrant holders may not exercise Warrants and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price until a registration statement covering the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act of 1933, as amended (the “Securities Act”), is declared effective by the Securities and Exchange Commission (the “SEC”). The Company filed a registration statement on Form S-1 with the SEC (Registration No. 333-263627) to register the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act, but the registration statement has not yet been declared effective by the SEC and the Company cannot give any assurances that the SEC will declare it effective prior to the Redemption Date. To the extent the registration statement is declared effective by the SEC prior to the Redemption Date, the Company will inform Warrant holders of the procedure to exercise their Warrants for cash and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price.

The Public Warrants and the Class A Common Stock are listed on the New York Stock Exchange (“NYSE”) under the symbols “BRCC WS” and “BRCC,” respectively. On April 1, 2022, the closing price of the Public Warrants was $4.73 and the closing price of the Class A Common Stock was $21.97. The Company understands from NYSE that May 3, 2022, the trading day prior to the Redemption Date, will be the last day on which the Warrants will be traded on NYSE.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this Redemption Notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.

The Company is exercising this right to redeem the Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants at the Redemption Price provided that the Reference Value equals or exceeds $10.00 per share and if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants.

The Reference Value exceeded $10.00 per share and was less than $18.00 per share for any twenty (20) trading days within the thirty (30) trading-day period ending on March 30, 2022 (which is the third trading day prior to the sending of this Redemption Notice).

EXERCISE PROCEDURES

Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Class A Common Stock on a “cashless” basis. Payment upon exercise of the Warrants will be made on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. The Company will provide holders notice of the Redemption Fair Market Value no later than one (1) business day after the ten (10) trading day period used to determine the Redemption Fair Market Value ends. In no event will the Warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Class A Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Warrant holders may not exercise Warrants and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price until a registration statement covering the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act is declared effective by the SEC. The Company filed a registration statement on Form S-1 with the SEC (Registration No. 333-263627) to register the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act, but the registration statement has not yet been declared effective by the SEC and the Company cannot give any assurances that the SEC will declare it effective prior to the Redemption Date. To the extent the registration statement is declared effective by the SEC prior to the Redemption Date, the Company will inform Warrant holders of the procedure to exercise their Warrants for cash and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants.

Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate representing the Warrants being exercised (a “Warrant Certificate”) and (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among other things, the number of Warrants being exercised on a cashless basis to the Warrant Agent at:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Reorganization Department

Telephone: (212) 509-4000

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate and the fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate and a fully and properly completed Election to Purchase before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Warrants who hold their Warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two NYSE trading days from the Redemption Date, or 5:00 p.m. New York City time on May 6, 2022, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at the Redemption Price of $0.10 per Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

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Under United States federal income tax laws, the Warrant Agent may be required to withhold 24% of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct and that the holder is not subject to backup withholding or has otherwise established that such holder is not subject to backup withholding. Holders of the Warrants who wish to avoid backup withholding should submit to the Warrant Agent either a completed Internal Revenue Service (“IRS”) Form W-9 (use only if the holder is a U.S. person, as defined in the instructions to IRS Form W-9), or the appropriate IRS Form W-8 (use only if the holder is not a U.S. person as defined in the instructions to IRS Form W-9), if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. Publication 515, IRS Form W-9 and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their own tax advisors regarding such IRS Forms and the United States federal, state and local and non-United States tax consequences of redemption of the Warrants and the other transactions contemplated by this notice.

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The CUSIP number appearing herein has been included solely for the convenience of the holders of the Warrants. Neither the Company nor the Warrant Agent shall be responsible for the selection or use of any such CUSIP number, nor is any representation made as to its correctness on the Warrants or as indicated herein.

Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent, Continental Stock Transfer & Trust, at its address and telephone number set forth above.

Sincerely,

BRC Inc.

/s/ Tom Davin
Tom Davin
Co-Chief Executive Officer

Annex A

BRC INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

COMPLETE THE PARAGRAPH

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement (as defined below), to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of BRC Inc. (the “Company”) that this Warrant is exercisable for, as determined in accordance with Section 6.2 of the Warrant Agreement. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of ________________, whose address is ___________, and that such Warrant Certificate be delivered to ____________, whose address is ______________.

The warrants to purchase shares of Class A Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated as of February 25, 2021 (the “Warrant Agreement”), originally by and between SilverBox Engaged Merger Corp I and Continental Stock Transfer & Trust Company, as warrant agent, and further assumed by the Company on February 9, 2022. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

[Signature Page Follows]

(Date of Exercise)

(Name of Investor)

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE)) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.